Great-West Money Market Fund

(formerly Maxim Money Market Portfolio)

Ticker: MXMXX

(the “Fund”)

Summary Prospectus

May 1, 2013

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestfunds.com/prospectus.html. You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@greatwestfunds.com. The current Prospectus and Statement of Additional Information, both dated May 1, 2013, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.

Fund shares are available only through investments in certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement accounts (“IRAs”), qualified retirement plans (“retirement plans”) and college savings programs (collectively, “Permitted Accounts”). This Summary Prospectus is not intended for use by other investors. This Summary Prospectus should be read together with the prospectus or disclosure document for the Permitted Account.

Investment Objective

The Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.46%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.46%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$47	$148	$258	$579

Principal Investment Strategies

As a money market fund, the Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. The Fund will invest in short-term securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.

The Fund will invest in securities that are only denominated in U.S. Dollars and in securities with a weighted average maturity of less than 60 days and a dollar-weighted average life to maturity of no more than 120 days.

The Fund will invest in high-quality, short-term fixed income securities. These securities will have a rating in one of the two highest rating categories for short-term fixed income obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality).

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Fund:

Possible Loss of Money - An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible your shares could be worth less than $1.00 per share when you sell them.

Stable NAV Risk - The Fund may not be able to maintain an NAV per share of $1.00 at all times. Shareholders of the Fund should not rely on or expect Great-West Capital Management, LLC or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund, or take other actions to help the Fund maintain a stable $1.00 share price.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored or chartered enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury.

Other Risks - When the Fund is extensively invested in securities with high credit quality such as instruments issued by the U.S. Government or its agencies, its yield may be lower than the yield would be if the Fund were more extensively invested in other types of money market instruments.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the Fund’s performance for the last ten calendar years. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	March 2007	1.22%
Worst Quarter	December 2012	0.00%

Average Annual Total Returns for Periods Ended December 31, 2012

One Year	Five Years	Ten Years
0.00%	0.39%	1.54%

Yield

Yield and effective yield will fluctuate and may not provide a basis for comparison with bank deposits, other mutual funds or other investments which are insured or pay a fixed yield for a stated period of time. Yields are based on past results and are not an indication of future performance. The yield figures include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

As of December 31, 2012, the Fund’s 7-day yield and its effective yield were:

7-Day Yield	Effective Yield
0.09%	0.00%

Investment Adviser

Great-West Capital Management, LLC

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President, Investments	2000
Thone Gdovin, CFA	Assistant Portfolio Manager	2013

Purchase and Sale of Fund Shares

Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

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